TF1 P-1 05/12

SUPPLEMENT DATED MAY 25, 2012

TO THE PROSPECTUS DATED JULY 1, 2011

OF

FRANKLIN TAX-FREE TRUST

(Franklin Double Tax-Free Income Fund)

The prospectus is amended as follows:

The following paragraphs have been added to the “Fund Details” section beginning on page 51:

Effective at the close of market on June 15, 2012, the Fund is closed to all new investors. If you are an existing investor in the Fund, you can continue to invest through exchanges and additional purchases.

Effective at the close of market on August 1, 2012, the Fund will be closed to additional investments from existing shareholders, except for purchases made through reinvestment of dividends or capital gains distributions. Re-registration of accounts held by existing investors, if required for legal transfer or administrative reasons, will be allowed.

The Fund reserves the right to modify this policy at any time.

Please keep this supplement for future reference.